SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 1, 2005

FEDERAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028

(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street Sanford, Florida 32771

(address of principal executive offices)

Registrant’s telephone number: (407) 323-1833

Not Applicable

(Former name or former address, if changed since last report)

ITEM 2.02.     Results of Operation and Financial Condition

On February 1, 2005, Federal Trust Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.     Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1     Press Release (solely furnished and not filed for purposes of Item 9.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2005

FEDERAL TRUST CORPORATION
(Registrant)

	By:	/s/ GREGORY E. SMITH

Gregory E. Smith Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release